UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 3, 2014

Conversant, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_________________________ (State or Other Jurisdiction of Incorporation)	_______________ (Commission File Number)	__________________ (IRS Employer Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California	91362
_____________________________________________________________ (Address of Principal Executive Offices)	___________ (Zip Code)
Registrant’s telephone number, including area code: (818) 575-4500
ValueClick, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective February 3, 2014, ValueClick, Inc. (the "Company") changed its legal corporate name to Conversant, Inc. The Company effectuated the name change through a short-form merger pursuant to Section 253 of the General Corporation Law of the State of Delaware where a subsidiary formed solely for the purpose of the name change was merged with and into the Company, with the Company as the surviving corporation in the merger. The merger had the effect of amending our Certificate of Incorporation to reflect our new legal name. A copy of the Certificate of Ownership and Merger effecting the name change, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.1.
The merger and resulting name change do not affect our trading symbol, our CUSIP, nor the rights of our security holders, creditors, customers or suppliers. Other than the name change, we did not make any changes to our Certificate of Incorporation or our Bylaws.
Effective February 3, 2014, the Board of Directors (the “Board”) of the Company approved amendments to the Company’s Bylaws. The amendments to the Bylaws (i) permit the Board of Directors to provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertifcated shares and (ii) to reflect the change of the Company’s name to Conversant, Inc. A copy of the Amended and Restated Bylaws effecting the name change, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.2

Item 8.01 Other Events
In connection with the Company’s name change to Conversant, Inc., the Company’s common stock will begin trading under a new ticker symbol, "CNVR," on the Nasdaq Global Select Market on February 5, 2014.
In addition, effective as of February 5, 2014, a new CUSIP number of 21249J 105 and a new ISIN number of US21249J1051 will be assigned to the Company’s common stock. Outstanding stock certificates and warrants for shares of the Company’s common stock are not affected by the name change; they continue to be valid and need not be exchanged.
On February 3, 2014, the Company issued a press release announcing the change of the name of the Company from ValueClick, Inc. to Conversant, Inc., a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

3.1	Certificate of Ownership and Merger
3.2	Amended and Restated Bylaws
99.1	Press Release, issued by the Company on February 3, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conversant, Inc.

February 4, 2014	By:	/s/ John Pitstick

Name: John Pitstick
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Ownership and Merger
3.2	Amended and Restated Bylaws
99.1	Press Release, issued by the Company on February 3, 2014.